Premier Business Centers

EXECUTIVE OFFICE CENTERS

AMENDMENT NO. 1 TO LICENSE AGREEMENT ("AMENDMENT")

THIS AMENDMENT, dated for reference purposes only, **December 19, 2006** is by and between Premier Office Centers, LLC, dba Premier Business Centers ("Premier") and **Impact Medical Solutions, Inc.** ("Client") for the purpose of amending that certain LICENSE AGREEMENT between Premier and Client dated as of **February 8, 2006, [as amended]** (the "License Agreement"), pursuant to which Client has a license to use the office(s) described therein located at **17011 Beach Boulevard, Suite 900, Huntington Beach, California** (the "Executive Suite"). Terms used in this Amendment and not otherwise defined shall have the meanings given such terms in the License Agreement. The License Agreement is hereby amended as follows:

1. RENEWAL OF TERM. The Term for Office(s) Nos. 27 within the Executive Suite shall be renewed for an additional period of 6 months, commencing on **February 1, 2007** (the "Renewal Effective Date") and expiring on **July 31, 2007**.

2. BASIC MONTHLY FEE AND RECURRING CHARGES FOR RENEWAL TERM. Effective as of the Renewal Effective Date, the Basic Monthly Fee payable by Client for the office(s) described in Paragraph 1 above shall be $1,293.00. Client shall also continue to pay CAM Charges for said office(s), and shall pay other recurring charges for said office(s) as stated on the attached Proposal dated **December 19, 2006**. **[If Client is using other offices within the Executive Suite as of the date of this Amendment in addition to the office(s) described in Paragraph 1, then the Basic Monthly Fee, CAM Charges and other recurring charges described in this Paragraph for the office(s) described in Paragraph 1 above are in addition to the Basic Monthly Fee(s), CAM Charges and other recurring charges payable by Client under the License Agreement for said other office(s).]**

3. SECURITY DEPOSIT. The Security Deposit will be increased to **$1,695.76** (the "New Security Deposit Amount"). Premier is currently holding the sum of **$1,685.76** as the Security Deposit under the License Agreement. Accordingly, to increase the existing Security Deposit to the New Security Deposit Amount, Client will pay to Premier the sum of **$10.00** when Client signs this Amendment.

Except as expressly amended and modified hereby, all other terms and conditions of the License Agreement shall remain in full force and effect. **This Amendment is not binding on Premier unless it is executed by the Chief Executive Officer of Premier.**

PREMIER OFFICE CENTERS, LLC
a California limited liability company

[signature]
CLIENT

By ____________________
Jeffrey H. Reinstein, Chief Executive Officer

License Agreement

HUNTINGTON BEACH PLAZA
17011 Beach Boulevard, Suite 900
Huntington Beach, California 92647
Phone: (714) 375-6600 / Fax: (714) 375-6699

Premier Business Centers

Date of Agreement:	December 19, 2006	Initial Term:	6 Months
Client:	Impact Medical Solutions, Inc.	Commencement Date:	February 1, 2007
Address:	17011 Beach Blvd., Suite 900	Initial Term Expiration Date:	July 31, 2007
City:	Huntington Beach	Contact:	Pat Colvin
State:	CA ZIP 92647	Telephone:	(714) 730-6041
E-Mail:		Fax:	(714) 458-1634
Total # of Offices:	1	Prorated for:	30 Days out of 30
No.of People:	1		

MONTHLY RECURRING CHARGES

Office #(s)	Square Footage	Interior/Exterior	List Price	UNITS	FIRST MONTH	DUE MONTHLY
27	199	Exterior	1293	1293	$1,293.00	$1,293.00
ESTIMATED CAM CHARGES 0.24 (Building's common area maint./operating exp. Subject to adjustment)				199	$47.76	$47.76
UNBUNDLED TELECOM / DATA:						
TELEPHONE PACKAGE (Includes 1 phone, 2 line appearances and voicemail for $100 per month)				1	$100.00	$100.00
INTERNET ACCESS (Shared access to a T-1 connection $95 each)				1	$95.00	$95.00
BUNDLED TELECOM / DATA PACK ($295 each), Includes: 1 Telephone handset, 2 line appearances, 1 voicemail box, 1 high speed internet access, Up to 1000 local and/or long distance minutes per monthly billing cycle. All minutes over 1000 per monthly billing cycle will be charged .05/minute. Excludes all International calls.				0	$0.00	$0.00
DEDICATED FAX OR MODEM LINE ($50 per line per month)				1	$50.00	$50.00
STATIC IP ADDRESS ($30 each)				0	$0.00	$0.00
PERSONALIZED TELEPHONE ANSWERING ($50 each)				0	$0.00	$0.00
PERSONALIZED TELEPHONE ANSWERING / CALL SCREENING ($100 each)				1	$100.00	$100.00
ADDITIONAL VOICE MAIL BOX, TREE OR PAGING ($25 each)				0	$0.00	$0.00
ADDITIONAL DID (Direct Private line) ($50 each)				0	$0.00	$0.00
CALL PATCH TO OUTSIDE NUMBER ($50 each, usage call charge may apply)				0	$0.00	$0.00
CONFERENCE CALLING 800 # ($25 each)				0	$0.00	$0.00
TELEPHONE BOOK LISTING ($10 each)				0	$0.00	$0.00
BEVERAGE SERVICE ($25 per person)				1	$10.00	$10.00
LEXIS NEXIS SERVICE($150 for the first person, $100 for each additional)				0	$0.00	$0.00
FURNITURE RENTAL ($0 each)				0	$0.00	$0.00
				SUBTOTAL	$1,695.76	$1,695.76

ONE TIME CHARGES (SET UP FEES)

INITIAL SET UP (Admin. set up, 1 directory listing, 1 access card/key, credit verification - $150/company)	0	$0.00	
UNBUNDLED TELECOM / DATA:			
TELEPHONE PACKAGE INSTALLATION AND PROGRAMMING ($200 each)	0	$0.00	
INTERNET ACCESS INSTALLATION ($150 per connection)	0	$0.00	
BUNDLED TELECOM / DATA PACK INSTALLATION AND SET UP ($350 per package)	0	$0.00	
DEDICATED FAX OR MODEM LINE OR ADDITIONAL TELEPHONE LINE ($100 per line)	0	$0.00	
ADDITIONAL VOICE MAIL BOX, TREE OR PAGING ($50 each)	0	$0.00	
CALL PATCHING SET UP ($50 each)	0	$0.00	
SET UP FEE FOR TELEPHONE BOOK LISTING ($30 each)	0	$0.00	
BUILDING ACCESS CARD ($30 each)	0	$0.00	
ADDITIONAL SET OF KEYS ($25 each set /2 keys)	0	$0.00	
ADDITIONAL DIRECTORY STRIP OR DOOR NAME ($30 each)	0	$0.00	
CLEANING FEE ($200 per office)	0	$0.00	
	SUBTOTAL	$0.00	

SECURITY DEPOSIT

SECURITY DEPOSIT (Equal to 1 times monthly recurring charges)	$1,695.76	$1,695.76	$1,685.76 on hand
	SUBTOTAL	$10.00	
	TOTAL MOVE-IN CHARGES		*$1,705.76*

Miscellaneous: *Any monthly recurring discount is for the initial term only. The term of the master lease with the Building landlord is scheduled to expire on 10/31/07. If Premier does not renew or extend the term of the master lease, then, notwithstanding the above-stated Initial Lease Expiration Date and the automatic renewal provisions of Paragraph 11 of the attached Terms and Conditions, the term of this License Agreement shall terminate on 9/30/07.

CLIENT: Impact Medical Solutions, Inc.	PREMIER OFFICE CENTERS, LLC a California Limited Liability company
Pat Colvin (signature)	
Signature 12/20/06 Signature	By: Jeffrey H. Reinstein Chief Executive Officer

Premier Business Centers



Date:December 19, 2006
Proposal for:Impact Medical Solutions, Inc.
Term:6 Months

HUNTINGTON BEACH PLAZA
17011 Beach Boulevard, Suite 900, Huntington Beach, California 92647
General Manager: Barbara McGraw

Office Number(s)	Interior / Exterior	# Of People	Approx. Office Size	Date Available	List Price	Discounted Office Rate
27	Exterior	1	199	February 1, 2007	1293	$1,340.76

FULL TIME OFFICE PLAN INCLUDES AT NO ADDITIONAL COST

* 8 Hrs. of Conference Room use per month per office at any Premier Business Center location or any Alliance Business Centers network center worldwide.
* Reception Service (See Rules and Regulations, # 33 for details)
* Mail & Package Receipt
* Access to secretarial service, copiers and other office equipment (additional charges apply)
* Janitorial services, office maintenance and utilites
* Use of private office 24 / 7
* Use of conference room on demand during normal business hours (add'l charges may apply).

ADDITIONAL OPTIONAL MONTHLY CHARGES	MONTHLY	COMMENTS
SERVICES:		
- PERSONALIZED TELEPHONE ANSWERING	$0.00	
- PERSONALIZED TELEPHONE ANSWERING / CALL SCREENING	$100.00	
- CALL PATCH TO OUTSIDE NUMBER	$0.00	
- BEVERAGE SERVICE	$10.00	
- LEXIS NEXIS SERVICE	$0.00	
- FURNITURE RENTAL	$0.00	
TELECOMMUNICATIONS SERVICES:		
- TELEPHONE PACKAGE	$100.00	
- INTERNET ACCESS	$95.00	
- BUNDLED TELECOM / DATA PACK	$0.00	
- DEDICATED FAX OR MODEM LINE	$50.00	
- STATIC IP ADDRESS	$0.00	
- ADDITIONAL VOICE MAIL BOX, TREE OR PAGING	$0.00	
- ADDITIONAL DID	$0.00	
- CONFERENCE CALLING 800 #	$0.00	
- TELEPHONE BOOK LISTING	$0.00	
ONE-TIME CHARGES		
SERVICES SET UP:		
- INITIAL SET UP	$0.00	
- CALL PATCHING SET UP	$0.00	
- BUILDING ACCESS CARD	$0.00	
- ADDITIONAL SET OF KEYS	$0.00	
- ADDITIONAL DIRECTORY STRIP OR DOOR NAME	$0.00	
- CLEANING FEE	$0.00	
TELECOMMUNICATIONS SET UP:		
- TELEPHONE PACKAGE INSTALLATION AND PROGRAMMING	$0.00	
- INTERNET ACCESS INSTALLATION	$0.00	
- BUNDLED TELECOM / DATA PACK INSTALLATION AND SET UP	$0.00	
- DEDICATED FAX OR MODEM LINE OR ADDITIONAL TELEPHONE LINE	$0.00	
- ADDITIONAL VOICE MAIL BOX, TREE OR PAGING	$0.00	
- SET UP FEE FOR TELEPHONE BOOK LISTING	$0.00	
REFUNDABLE SECURITY DEPOSIT		
Refundable Security Deposit:	$10.00	
TOTAL MOVE-IN CHARGES		
Monthly Rent & Additional Recurring Services For Office(May be Pro-Rated)	$1,695.76	
TOTAL MONTHLY CHARGES (Including Rent and Additional Services)	$1,695.76	Subtotal For Monthly Charges
One-Time Charges	$0.00	
Refundable Security Deposits	$10.00	
TOTAL MOVE-IN CHARGES	**$1,705.76**	

Proposal Prepared by : Barbara McGraw, (714) 375-6600 or visit www.pbcenters.com

PLEASE NOTE:

This Proposal expires on 12/26/2006 at 5:00 PM and shall have no force or effect until both parties execute a License Agreement. All Proposals are contingent on credit approval.

Miscellaneous: "Any monthly recurring discount is for the initial term only. The term of the master lease with the Building landlord is scheduled to expire on 10/31/07. If Premier does not renew or extend the term of the master lease, then, notwithstanding the above-stated Initial Lease Expiration Date and the automatic renewal provisions of Paragraph 11 of the attached Terms and Conditions, the term of this License Agreement shall terminate on 9/30/07.